Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2017
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Recent Accounting Pronouncements

Note 3: Recent Accounting Pronouncements

Pronouncements issued by the IASB or International Financial Reporting Interpretations Committee (“IFRIC”) that are applicable or consequential to the Company are described below.

Pronouncements effective for annual periods beginning January 1, 2018:

IFRS 15	Revenue from Contracts with Customers

IFRS 15 is the culmination of a joint project between the IASB and the Financial Accounting Standards Board, the accounting standard setter in the U.S., to create a single revenue standard. The core principle of IFRS 15 is that an entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The new standard moves away from a revenue recognition model based on an earnings process to an approach that is based on transfer of control of a good or service to a customer. Additionally, the new standard requires disclosures as to the nature, amount, timing and uncertainty of revenues and cash flows arising from contracts with customers.

The Company expects that the standard will not have a material impact on its consolidated income, cash flow or financial position. The Company derives the majority of its revenues from selling electronic content and services on a subscription basis, and such revenue will continue to be recognized ratably over the term of the subscription under IFRS 15. The Company will make the following changes as a consequence of adopting IFRS 15, but these changes are not expected to have a material impact on its consolidated financial statements.

•   Revenue for certain term licenses of intellectual property will be recognized at the time control is transferred to the customer, rather than over the license term.

•   Certain contingent payouts will be recognized as a reduction of revenue, rather than as expense.

•   Management expects to defer additional commission expense for sales employees of approximately $140 million, and to amortize a substantial portion of these deferrals over three years.

The Company will adopt the standard using the modified retrospective method. As such, the cumulative effect of adoption will be recognized as an adjustment to the opening balance of retained earnings. Prior-year amounts will not be adjusted. The Company will provide additional disclosures as required by the new standard beginning with the first quarter of 2018. The Company will not materially change its business processes and controls to support recognition and disclosure under the new standard.

IFRS 9	Financial Instruments	IFRS 9 replaces IAS 39 – Financial Instruments: Recognition and Measurement. The new standard addresses classification and measurement, impairment and hedge accounting, and expands financial instrument related disclosures.

Classification and measurement

The new standard requires the classification of financial assets based on business model and cash flow characteristics measured at either (a) amortized cost; (b) fair value through profit or loss; or (c) fair value through other comprehensive income or loss. For financial liabilities, the standard retains most of the IAS 39 requirements, but where the fair value option is taken, the part of a fair value change due to an entity’s own credit risk is recorded in other comprehensive income or loss rather than the income statement.

Impairment

Under the forward looking impairment model, expected credit losses are recognized as soon as a financial asset is originated or purchased, rather than waiting for a trigger event to record a loss.

Hedge accounting

The new standard more closely aligns hedge accounting with an entity’s risk management activities. Specifically, the new standard (a) no longer requires the use of a specific quantitative threshold to determine if the hedging relationship is highly effective in order to qualify for hedge accounting; (b) removes restrictions that prevented some economically rational hedging strategies from qualifying for hedge accounting; and (c) allows purchased options, forwards and non-derivative financial instruments to be hedging instruments in applicable circumstances.

IFRS 9 shall be applied retrospectively to each period presented, subject to the various transition provisions within IFRS 9. The Company does not expect a material impact from the adoption of this standard on its consolidated income, cash flow and financial position. The Company will provide additional annual disclosures required by the new standard, as applicable, in its consolidated financial statements for the year ending December 31, 2018.

IFRIC 22	Foreign Currency Transactions and Advance Consideration	IFRIC 22 clarifies the exchange rate to be used upon recognition of an asset, liability, expense or income in situations when a related advanced payment is disbursed or received. The Company does not expect IFRIC 22 to have a material impact on its consolidated financial statements.

Pronouncements effective for annual periods beginning January 1, 2019:

IFRS 16	Leases	IFRS 16 introduces a single lease accounting model, eliminating the existing distinction between operating and finance leases for lessees. The standard requires a lessee to recognize right-of-use assets and lease liabilities on the statement of financial position for almost all leases having a term of more than 12 months. The Company is reviewing its lease portfolio to evaluate the impact of the standard and is considering changes to its processes and internal controls, including the implementation of a new lease accounting system in 2018. The Company continues to consider whether to apply the retrospective or modified retrospective adoption method. While the assessment of the adoption impact is ongoing, the Company preliminarily expects that IFRS 16 will result in a material increase to assets and liabilities. For reference, the Company’s future aggregate minimum lease payments under non-cancellable operating leases were approximately $1.3 billion at December 31, 2017 (see note 28). While the Company also expects a material impact from the reclassification of lease expense from operating expenses to depreciation and interest expense, it does not expect a material impact to net earnings. There will be no impact on consolidated cash flows, however, cash flows from operating activities will increase as cash payments from the principal portion of lease obligations will be reclassified to cash flows from financing activities.
IFRIC 23	Uncertainty over Income Tax Treatments	IFRIC 23 adds to the requirements of IAS 12, Income Taxes, by specifying how to reflect the effects of uncertainty in the accounting for income taxes. An uncertainty arises when it is unclear how a tax law applies to a particular transaction, or whether a taxation authority will accept a company’s tax treatment. The Company is assessing the impact of IFRIC 23 on its consolidated financial statements.